EXHIBIT 24

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Jon E. Pike, James A. Bosserd, Linda R. Pitsch and Thomas L. Lampen, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of Common Stock, without par value, to be issued pursuant to the Agreement and Plan of Merger between Valley Ridge Financial Corp. and ChoiceOne Financial Services, Inc. dated as of April 25, 2006, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 15, 2006	/s/ Frank G. Berris

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Jon E. Pike, James A. Bosserd, Linda R. Pitsch and Thomas L. Lampen, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of Common Stock, without par value, to be issued pursuant to the Agreement and Plan of Merger between Valley Ridge Financial Corp. and ChoiceOne Financial Services, Inc. dated as of April 25, 2006, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 2006	/s/ James A. Bosserd

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Jon E. Pike, James A. Bosserd, Linda R. Pitsch and Thomas L. Lampen, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of Common Stock, without par value, to be issued pursuant to the Agreement and Plan of Merger between Valley Ridge Financial Corp. and ChoiceOne Financial Services, Inc. dated as of April 25, 2006, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 15, 2006	/s/ William F. Cutler, Jr.

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Jon E. Pike, James A. Bosserd, Linda R. Pitsch and Thomas L. Lampen, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of Common Stock, without par value, to be issued pursuant to the Agreement and Plan of Merger between Valley Ridge Financial Corp. and ChoiceOne Financial Services, Inc. dated as of April 25, 2006, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 2006	/s/ Lewis Emmons

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Jon E. Pike, James A. Bosserd, Linda R. Pitsch and Thomas L. Lampen, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of Common Stock, without par value, to be issued pursuant to the Agreement and Plan of Merger between Valley Ridge Financial Corp. and ChoiceOne Financial Services, Inc. dated as of April 25, 2006, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 2006	/s/ Stuart Goodfellow

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Jon E. Pike, James A. Bosserd, Linda R. Pitsch and Thomas L. Lampen, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of Common Stock, without par value, to be issued pursuant to the Agreement and Plan of Merger between Valley Ridge Financial Corp. and ChoiceOne Financial Services, Inc. dated as of April 25, 2006, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 2006	/s/ Bruce A. Johnson

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Jon E. Pike, James A. Bosserd, Linda R. Pitsch and Thomas L. Lampen, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of Common Stock, without par value, to be issued pursuant to the Agreement and Plan of Merger between Valley Ridge Financial Corp. and ChoiceOne Financial Services, Inc. dated as of April 25, 2006, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 2006	/s/ Paul Johnson

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Jon E. Pike, James A. Bosserd, Linda R. Pitsch and Thomas L. Lampen, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of Common Stock, without par value, to be issued pursuant to the Agreement and Plan of Merger between Valley Ridge Financial Corp. and ChoiceOne Financial Services, Inc. dated as of April 25, 2006, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 2006	/s/ Jon E. Pike

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer, or both, of ChoiceOne Financial Services, Inc., does hereby appoint Jon E. Pike, James A. Bosserd, Linda R. Pitsch and Thomas L. Lampen, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of Common Stock, without par value, to be issued pursuant to the Agreement and Plan of Merger between Valley Ridge Financial Corp. and ChoiceOne Financial Services, Inc. dated as of April 25, 2006, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 2006	/s/ Andrew Zamiara